Exhibit 10.5

                             JOINT FILING AGREEMENT

     In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing on behalf of each of them of a statement on Schedule 13D (including amendments thereto) or any subsequent filings on Schedule 13G (including amendments thereto) with respect to the Common Stock, par value $0.01 per share, of Genesis Direct, Inc., and that this Joint Filing Agreement be included as an Exhibit to such joint filing.

     This Joint Filing Agreement may be executed in one or more counterparts, and each such counterpart shall be an original but all of which, taken together, shall constitute but one and the same instrument.

     IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of this 28th day of September, 1998.

                                             COX ENTERPRISES, INC.

                                             By:  /s/Andrew A. Merdek
                                                  --------------------
                                                  Andrew A. Merdek
                                                  Secretary


                                             COX INVESTMENT COMPANY, INC.

                                             By:  /s/Andrew A. Merdek
                                                  --------------------
                                                  Andrew A. Merdek
                                                  Secretary


                                             COX TARGET MEDIA, INC.

                                             By:  /s/Andrew A. Merdek
                                                  --------------------
                                                  Andrew A. Merdek
                                                  Secretary



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                                             COX GIFTS, INC.,
                                             f/k/a CAROL WRIGHT GIFTS, INC.


                                             By:  /s/Andrew A. Merdek
                                                  --------------------
                                                  Andrew A. Merdek
                                                  Secretary


                                             Andrew A. Merdek for Anne Cox
                                             Chambers, as her Attorney-in-Fact

                                             By:  /s/Andrew A. Merdek
                                                  --------------------
                                                  Andrew A. Merdek
                                                  Attorney-in-Fact


                                             By:  /s/Barbara Cox Anthony
                                                  --------------------
                                                  Barbara Cox Anthony